UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2008

AMERICAN COMMUNITY NEWSPAPERS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison, Texas (Address of Principal Executive Offices)	75254 (Zip Code)

(972) 628-4080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 11, 2008, American Community Newspapers Inc. (“ACN”) issued a press release announcing its financial results for its fourth fiscal quarter. The press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02. Results of Operations and Financial Condition, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 8.01.	Other Events.

On March 11, 2008, ACN issued a press release announcing the appointment of Bob Cole as the new publisher of the Minnesota Sun Newspapers, effective March 24, 2008. The press release is attached hereto as exhibit 99.2.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated March 11, 2008, reporting American Community Newspapers Inc.’s financial results for its fourth fiscal quarter.
99.2	Press Release dated March 11, 2008, announcing the appointment of Bob Cole as publisher of the Minnesota Sun Newspapers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2008	AMERICAN COMMUNITY NEWSPAPERS INC.

	By:	/s/ Gene Carr
Gene Carr Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 11, 2008, reporting American Community Newspapers Inc.’s financial results for its fourth fiscal quarter.
99.2	Press Release dated March 11, 2008, announcing the appointment of Bob Cole as publisher of the Minnesota Sun Newspapers.